

ChromaDex
Earnings Conference Call
Second Quarter 2020

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2020 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities Exchange Commission (the "Commission") on August 6, 2020 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Commission on March 10, 2020, as amended on May 18, 2020. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: the effect of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows; a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q2 2020 Takeaways

- **Grew total net sales to $15.3 million in Q2 2020 (+38% YoY, +7% versus Q1 2020)**
- **Demonstrated continued progress building TRU NIAGEN into a global brand**
  - TRU NIAGEN net sales of $11.7 million in Q2 2020 (+34% YoY), including a $1.6 million purchase from Horizon Ventures
  - Continued sequential growth in TRU NIAGEN net sales (+5% in Q2 2020 vs Q1 2020)
- **Gross margin continued to improve (+310bps YoY, +150bps versus Q1 2020)**
  - Gross margin of 59.4% in Q2 2020 versus 57.9% in Q1 2020 driven by benefit of product cost savings initiatives and overall scale
  - Q2 2020 included a ~110bps favorable impact related to a rebate for prior year supply chain cost savings initiatives
- **Marketing efficiency reflects investments in brand building / international launches (+640bps YoY, -140bps versus Q1 2020)**
  - Selling and marketing expense of 32.4% of net sales in Q2 2020 compared to 31.0% in Q1 2020, and 38.8% in Q2 2019
- **General and administrative expense (G&A) was $6.9 million, down $2.0 million sequentially and lower by $1.1 million YoY**
  - Legal expense decreased by $0.5 million sequentially and $1.1 million YoY driven by lower litigation expense
- **Net loss was ($3.7) million or ($0.06) per share, compared to a net loss of ($5.9) million or ($0.10) per share in Q1 2020**
- **Adjusted EBITDA excluding legal expense was a profit of $0.5 million, a $0.8 million improvement sequentially (+$2.6 million YoY)**
- **Strong balance sheet with cash of $18.9 million, including $5 million common stock investment with existing strategic investors**
- **Steady progress executing on our core objectives:**
  - **Build the Brand** – Grew international cross border sales (+115% YoY); supported international launches in Australia and the U.K.
  - **Own the Science** – Signed 200th material transfer agreement with external research partners; announced preclinical collaboration with the NIAID, a division of the NIH, to assess the therapeutic potential of nicotinamide riboside in COVID-19 animal models
  - **Focus on Fundamentals** – Executed on strategic cost savings initiatives which are expected to deliver at least $2.0 million of gross annualized savings in 2021
- **Remain committed to achieving cash flow break-even while making investments to drive long-term growth**

Steady strategic progress. Strong operational and financial discipline.

Build a Global Brand


CANADA(a)
Amazon
Truniagen.ca
Selected Retailers
April 2019
UK(b)
Amazon
Superdrug
April 2020
CHINA
Truniagen.cn
Tmall
JD.com
Kaola
JAPAN
Amazon
FRANCE
Amazon
GERMANY
Amazon
SPAIN
Amazon
ITALY
Amazon
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
AUSTRALIA
Matakana Health Ltd.
March 2020
NEW ZEALAND
Matakana Health Ltd.
September 2018
Retail
Cross border

Global expansion continues with TRU NIAGEN® launching in the U.K. and Australia in early 2020

a) TRU NIAGEN® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca. Expanded to Showcase Canada and WELL Health in April 2019 and Whole Foods Market Ontario in July 2019.

b) TRU NIAGEN was launched on Amazon U.K. in June 2018. Launched TRU NIAGEN with Superdrug in April 2020.

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Megan Jordan – *CCO & SVP of Global Marketing*
Former SVP of Global Corporate Communications, Herbalife Nutrition 2015-2018

Dr. Andrew Shao – *SVP Global Regulatory & Scientific Affairs*
Over two decades of experience in global nutrition industry
Amway, Herbalife Nutrition & Council for Responsible Nutrition

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of experience fast growing software and e-Commerce companies

Alberto Bottene – *SVP of Sales and Business Development*
Over 30 years of global business development in health, beauty and supplements industry

David S. Kroes – *SVP of People Matter(s)*
Over 20 years of People Matter(s) leadership across multiple industries, ranging from start-ups to large global companies

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation


Scientific Update

Science Continues to Expand

- **42 human studies on nicotinamide riboside in various stages on clinicaltrials.gov[(1)]**
- **One new clinical study on Niagen® since prior update :**
  - Mclean Hospital, in collaboration with the National Institute on Aging (June 2020)
    - Study entitled "Effects of Nicotinamide Riboside on Bioenergetics and Oxidative Stress in Mild Cognitive Impairment/Alzheimer's Dementia"
    - Investigating the effects of Niagen® on brain energy metabolism, oxidative stress, and cognitive function in individuals with mild cognitive impairment and mild Alzheimer's disease
    - Fifty participants will be given 1,000 milligrams of Niagen over the 12-week trial period
- **200+ MTAs for NIAGEN signed with research institutes and universities around the world**

(1) There are 51 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 42 of these use NR only. Clinicaltrials.gov also includes one niacin study for a total of 52 under the search term "nicotinamide riboside." (As of July 30, 2020)

Recent Peer-Reviewed Publications

- ***Nature Scientific Reports***– Higashida et al., 2020 – *"Nicotinamide riboside supplementation corrects deficits in oxytocin, sociability and anxiety of CD157 mutants in a mouse model of autism spectrum disorder." – June 2020*
  - Preclinical study investigating the effects of Niagen supplementation in mice that had traits or behaviors associated with Autism Spectrum Disorder
  - Studied male mice that were missing a gene that is partially responsible for production and release of oxytocin, which is essential for feelings of happiness and attachment
  - Researchers found that by elevating NAD levels in these mice, their social deficits, such as fearful and anxiety-like behavior, were corrected, allowing them to interact normally with other mice
  - This study was the first to evaluate Niagen in an Autism mouse model, but it joins a growing body of preclinical data demonstrating that boosting NAD levels may have a positive effect on cognitive health

- ***Translational Animal Science*** – Gonzalez and Jackson, 2020 – *"In ovo feeding of nicotinamide riboside affects broiler pectoralis major muscle development." – July 2020*
  - Preclinical study in which researchers examined the effects of *in ovo*, or into the egg, injection of nicotinamide riboside (NR) on pectoral major muscle development and growth in chicks
  - Researchers found that, when injected into the yolk sac, NR increased pectoral major muscle weight and length by 38% and 22%, respectively. NR also increased width, depth and muscle fiber density by 9%, 11% and 45%, respectively.
  - The effects were significantly greater when injected into the yolk versus the egg white
  - As stated in the paper, it is unknown whether the increase in pectoral major muscle weight due to the effect of NR will affect future chick growth and meat quality. However, according to researchers, it could potentially impact poultry industry yields, product quality or incidence of myopathies.

Financial Highlights


TRU
NIAGEN

Q2 2020 Net Sales Mix



Q2 2019
e-Commerce
58%
$11.1 MM
Other Ingredients
3%
NIAGEN Ingredient
10%
Analytical Reference Standards & Services (1)
9%
Watson's & Other B2B
20%



Q2 2020
e-Commerce
53%
$15.3MM
Watson's & Other B2B
23%
NIAGEN Ingredient
13%
Analytical Reference Standards & Services (1)
5%
Other Ingredients
6%

- **TRU NIAGEN** net sales were **77% of net sales** in Q2 2020 compared to 79% in Q2 2019[(2)]
- **NIAGEN-related** net sales increased to **90% of net sales** in Q2 2020 compared to 88% in Q2 2019[(3)]

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Analytical Reference Standards and Services previously reported as Core
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Q2 2020 Net Sales

Q2 2020 Net Sales
($ in millions)



e-Commerce
8.1
Watson's & Other B2B
3.6
NIAGEN Ingredient
2.0
Other Ingredients
0.9
Analytical Reference Standards & Services (1)
0.7
TRU NIAGEN
$11.7

Growth Rates

	YoY % (vs Q2 2019)	QoQ % (vs Q1 2020)
e-Commerce	+24%	-1%
Watson's & Other B2B	+62%	+23%
NIAGEN Ingredient	+85%	+2%
Other Ingredients	+179%	+66%
Analytical Reference Standards & Services (1)	-26%	-1%
Total	+38%	+7%

Continued strong growth in TRU NIAGEN, NIAGEN and other ingredients YoY, partially offset by lower sales in legacy Analytical Reference Standards & Services business, including the divestiture of Spherix Regulatory Consulting business.

(1) Analytical Reference Standards and Services previously reported as Core

Year-to-Date 2020 Net Sales


YTD 2020 Net Sales
($ in millions)
e-Commerce
16.3
Watson's & Other B2B
6.5
NIAGEN Ingredient
4.0
Other Ingredients
1.4
Analytical Reference Standards & Services (1)
1.4
TRU NIAGEN
$22.9

	YoY % (vs H1 2019)
e-Commerce	+31%
Watson's & Other B2B	+74%
NIAGEN Ingredient	+81%
Other Ingredients	+98%
Analytical Reference Standards & Services (1)	-30%
Total	+40%

Continued strong growth in TRU NIAGEN, NIAGEN and other ingredients, partially offset by lower sales in legacy Analytical Reference Standards & Services business, including the divestiture of Spherix Regulatory Consulting business.

(1) Analytical Reference Standards and Services previously reported as Core

Q2 2020 vs Q1 2020 Key P&L Metrics

(in thousands)	Q2 2020	Q1 2020	Notes
Net Sales	**$ 15,287**	**$ 14,345**	TRU NIAGEN business up 5% driven by a $1.6MM Horizons purchase, partially offset by lower Watsons sales following initial shipments of *Tru Niagen Beauty* last quarter
Gross Profit *% of Net Sales*	**9,088** *59.4%*	**8,311** *57.9%*	Up 150bps driven by product cost savings initiatives and overall scale on supply chain overhead. Includes benefit of savings from prior year supply chain efficiency initiatives (~110bps).
Selling and Marketing *% of Net Sales*	4,959 *32.4%*	4,447 *31.0%*	Investments in earned media and brand building initiatives, including support for new international launches
Research and Development	942	919	Up slightly with focused R&D investments
General and Administrative	6,874	8,835	Excluding legal fees, bad debt expense, severance & restructuring, and equity compensation expense, G&A was down by $0.6MM
Other	0	0	No other expenses in either quarter
Total Operating Expense	**12,775**	**14,201**	Lower G&A expense, partially offset by higher selling & marketing expense and slightly higher R&D investments
Operating Loss	**$ (3,687)**	**$ (5,890)**	Higher sales and gross margins and lower overall operating expense

Q2 2020 vs Q2 2019 Key P&L Metrics

(in thousands)	Q2 2020	Q2 2019	Notes
Net Sales	**$ 15,287**	**$11,101**	TRU NIAGEN business up 34% with growth in global e-commerce, a $1.6MM purchase from Horizons, international launches (Australia, U.K.) and new platforms (Persona Nutrition)
Gross Profit *% of Net Sales*	**9,088** *59.4%*	**6,254** *56.3%*	Up 310bps driven by product cost savings and overall scale on supply chain overhead. Q2 2020 included a benefit of savings from prior year supply chain efficiency initiatives (~110bps).
Selling and Marketing *% of Net Sales*	4,959 *32.4%*	4,308 *38.8%*	Marketing efficiency improved by 640bps driven by TRU NIAGEN business and overall scale on investments.
Research and Development	942	1,069	Down year-over-year with focused R&D investments
General and Administrative	6,874	7,932	Driven by lower legal expense. Excluding legal fees, severance & restructuring and equity compensation expense, G&A was lower by $0.1MM.
Other	0	125	No expenses in current quarter
Total Operating Expense	**12,775**	**13,434**	Lower G&A and R&D expense, partially offset by higher selling and marketing expense
Operating Loss	**$ (3,687)**	**$ (7,180)**	Higher sales and gross margins and lower overall operating expense

Q2 2020 Operating Loss vs Q2 2019


+$4.5M
-$1.0MM
(in millions)
(2.0)
(3.0)
(4.0)
(5.0)
(6.0)
(7.0)
(8.0)
(7.2)
2.4
0.5
1.1
0.2
0.1
0.2
(0.7)
(0.3)
(3.7)
Q2 FY19 Actual Operating Loss
Volume
Gross Margin Improvement
Legal
Equity Comp (G+A)
R+D Decrease
Other G+A
Sales & Marketing
Severance and Restructuring
Q2 FY20 Operating Loss

Adjusted EBITDA Summary

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended									
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Mar. 31, 2020	**Jun. 30, 2020**
Net loss, as reported[1]	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)	$ (5,902)	**$ (3,711)**
Adjustments:										
Interest (income) expense	44	48	9	(22)	(35)	575	314	(7)	12	**24**
Depreciation	121	146	169	171	173	190	196	203	214	**218**
Amortization of intangibles	58	58	59	60	61	61	62	62	62	**60**
Amortization of right of use assets	-	-	-	-	138	141	144	92	92	**95**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	1,759	1,687	1,697	1,873	**1,711**
Severance and restructuring	-	-	-	-	-	-	-	200	953	**284**
Bad debt expense	-	-	-	-	-	-	-	2,233	-	**-**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	$ (5,029)	$ (4,799)	$ (4,373)	$ (2,696)	**$ (1,319)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	2,926	2,944	2,226	2,380	**1,844**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	$ (2,103)	$ (1,855)	$ (2,147)	$ (316)	**$ 525**

Q2 2020 Adjusted EBITDA excluding legal expenses of $0.5 million, improved by $0.8 million sequentially driven by higher sales and gross margins, partially offset by higher selling & marketing expenses. Reflects an improvement of $2.6 million YoY.

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Quarterly Balance Sheet Highlights

(in thousands)	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Key Drivers
Cash	**$ 22,616**	$ 19,327	$ 19,760	$18,879	**$ 18,812**	$13,608	$18,890	Cash used in operations to grow the business plus $5 million capital raise
Inventory	**8,249**	8,670	10,714	9,820	**11,535**	11,280	12,338	Investments to support growth
Accounts Receivable[1]	**4,415**	5,382	5,792	6,042	**2,175**	3,558	3,954	Driven by mix of customer sales and timing of collections
Accrued Liabilities	**4,444**	4,592	3,643	3,693	**4,415**	5,249	5,246	Investments to scale the business and accrual for employee bonuses
Accounts Payable	**9,548**	9,753	9,323	6,168	**9,626**	8,159	9,780	Driven by changes in inventory, advertising and legal expense
Equity	**27,178**	20,977	15,145	27,142	**20,445**	16,548	21,581	Driven by net loss and capital raises of $17 million in 2019 and $5 million in 2020

Invested in future growth, tightly managed working capital

(1) Periods between 12/31/2018 to 9/30/2019 include $2.2 million of receivables due from Elysium. During Q4 2019, the $2.2 million of receivables due from Elysium was written off.

Quarterly Cash Flow Highlights

(in thousands)	FY 2018	3/31/19	6/30/19	9/30/19	12/31/19	FY 2019	3/31/20	6/30/20	YTD 2020
Net Loss	$(33,316)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)[4]	$ (32,147)	$ (5,902)	$ (3,711)	$ (9,613)
Working Capital	5,059	2,888[1]	(3,969)	(2,943)	3,956	(68)	(1,583)	43	(1,540)
Cash From / (Used For) Operations	**20,908**	**(3,048)[1]**	**(9,021)**	**(7,760)**	**(610)**	**(20,439)**	**(5,221)**	**(1,556)**	**(6,777)**
Cash From / (Used For) Investing	(1,775)	(296)	(69)	(156)	272	(249)	(20)	(101)	(122)
Cash From / (Used For) Financing	(90)	55	9,524[2]	7,035[3]	271	16,884	37	6,940[5]	6,977
Net Increase / (Decrease) in Cash	**$(22,773)**	**$ (3,289)**	**$ 433**	**$ (881)**	**$ (67)**	**$ (3,804)**	**$ (5,204)**	**$5,282**	**$ 78**
Ending Cash Balance	**$22,616**	**$ 19,327**	**$ 19,760**	**$18,879**	**$18,812**	**$18,812**	**$13,608**	**$18,890**	**$18,890**

Lower cash used in operations due to lower net loss and reduction in working capital investment

(1) Includes $4 million deferred revenue related to the upfront payment from Nestlé.
(2) Includes $10 million issuance of convertible notes, net of $545,000 of issuance costs.
(3) Includes $7 million issuance of common stock, net of $61,000 of issuance costs.
(4) Net loss includes $2.2 million write-off of receivables from Elysium.
(5) Includes $5 million issuance of common stock, net of $144,000 of issuance costs, and includes $2.2 million proceeds from exercise of stock options.

2020 Financial Outlook

(in thousands)	2018 Actual	2019 Actual	2020 Outlook	Key Drivers
Net Sales	**$31,557**	**$46,291**	Continued growth in top-line but lower than 2019 growth rate due to: • Larger revenue base • Coronavirus impact on retail sales • Regulatory Consulting divestiture	Growth driven by U.S. e-Commerce business, launches in new international markets (U.K. and Australia) and on new platforms (Persona Nutrition).
Gross Margin % (as a % of net sales)	**50.9%**	**55.7%**	Continued improvement	Increased TRU NIAGEN e-Commerce sales, savings from product design changes implemented in late 2019, and additional supply chain cost savings initiatives in 2020
Selling, Marketing & Advertising (as a % of net sales)	**52.4%**	**39.4%**	Up $3-5 million in absolute dollars and down as a % of net sales	Strong growth from returning customers, investments in brand awareness and new market launches
General & Administrative[1]	**$17,317**	**$20,529**	Up $1-2 million in absolute dollars and down as a % of net sales	Investments in key personnel to scale the business in 2H 2019 adding to baseline
Adjusted EBITDA excluding legal	**$(16,204)**	**$(8,826)**	Continued improvement	Higher sales and gross margins, partially offset by investments to scale the business

Investing for growth in 2020 while improving Adjusted EBITDA excluding legal.

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 27). As reported, G&A was $27,137 in 2018 and $34,308 in 2019.

Cash Flow Break-even Framework

	Quarterly P&L Framework[1]	Comments[1]
Net Sales	~$17 million to ~$19 million	• U.S. e-Commerce marketing efficiency • Watson's international business • Acceleration in cross border launches • Successful launch with Nestlé • New business / market opportunities
Gross Margin % (as a % of net sales)	Around 60%	• Increased sales of TRU NIAGEN in e-Commerce business • Supply chain cost savings ramping in 2020
Total Operating Expense **Cash Operating Expense[2]**	~$13 million ~$11 million	• Reflects current quarterly operating expense, which includes elevated legal spending today • Litigation expense should decline over time allowing for reinvestment in other areas
Adjusted EBITDA (Including Legal Expense)	Break-even	• Excludes the impact of working capital, which is currently a use of cash due to growth • Over time, cash flow from operations should be self-funding as we achieve greater scale

Expect to achieve cash flow break-even at ~$19MM of quarterly sales and gross margins above 60% to offset higher operating expense (driven by ongoing litigation).

(1) Communicated on the Q2 2019 earnings conference call
(2) Cash operating expense excludes equity compensation, depreciation and amortization


Appendix
TRU

NR has reached the significant milestone of 52 registered human studies[(1)]

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

52 studies are currently registered on clinicaltrials.gov

At least 12 more are in planning and not yet registered

Clinical Health Outcomes

10 published clinical studies of NIAGEN® to date

New studies are now examining clinically relevant health outcomes

(1) There are 51 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 42 of these use NR only. Clinicaltrials.gov also includes one niacin study for a total of 52 under the search term "nicotinamide riboside." (As of July 30, 2020)

Cellular Health Supports Intrinsic Capacity

Molecular Integrity

Cellular Function

Physiological Function

Intrinsic Capacity

World Health Organization

Intrinsic capacity is the composite of all the mental and physical capacities that a person can draw on and includes their ability to walk, think, see, hear, and remember. (Source: WHO)


INTRINSIC CAPACITY
COGNITION
Memory
Intelligence
Problem solving
LOCOMOTION
Balance
Muscle strength
Gait
PSYCHOLOGICAL
Mood
Emotional vitality
SENSORY
Vision
Hearing
VITALITY
Hormonal function
Energy metabolism
Cardio-respiratory function

Most prominent human clinical research areas for Niagen® are vitality, locomotion, cognition, and sensory

	VITALITY (incl. Cardiovascular, Metabolic)	LOCOMOTION	COGNITION (Neurological)	SENSORY
Human Studies	**57%**	**19 %**	**15 %**	**9 %**
Conditions Studied	Type II Diabetes (Insulin Sensitivity)* Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver* Weight Loss Heart Failure Hypertension Arterial Stiffness* Vascular Function* Immunity/Inflammation* Chronic Kidney Disease Cystic Fibrosis	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies *(e.g. Diabetic Neuropathy, Peripheral Neuropathy)* Small Nerve Fiber Degeneration

Note: Based on Niagen® NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

2018 – 2020 YTD Net Sales Summary

	2018					2019					2020	
Description	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2
Ecommerce	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5	8.2	8.1
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3	1.8	1.3
International / Other	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3	1.1	2.3
Total TRU NIAGEN	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***	***10.2***	***36.1***	***11.1***	***11.7***
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9	2.0	2.0
NIAGEN Related Revenues	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***	***12.1***	***41.0***	***13.1***	***13.7***
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3	0.5	0.9
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0	0.7	0.7
Total Net Sales	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***	***13.1***	***46.3***	***14.3***	***15.3***
TRU NIAGEN as % of Total Net Sales	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***	***78%***	***78%***	***78%***	***77%***
NIAGEN Related Revenues as % of Total Net Sales	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***	***93%***	***88%***	***91%***	***90%***
YOY Growth Rate - Net Sales												
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%	43%	38%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%	53%	40%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%	50%	34%
Sequential Growth Rate - Net Sales												
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%		10%	7%
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%		8%	5%
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%		10%	5%

Adjusted EBITDA 2018 vs 2019

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Year ended		Year over Year
	Dec. 31, 2018	**Dec. 31, 2019**	Change
Net loss, as reported[(1)]	$ (33,316)	**$ (32,147)**	$ 1,169
Adjustments:			
Interest (income) expense	79	**847**	768
Depreciation	607	**762**	155
Amortization of intangibles	235	**246**	11
Amortization of right of use assets	-	**515**	515
Share-based compensation	6,371	**7,172**	801
Severance and restructuring	-	**200**	200
Bad debt expense	-	**2,233**	2,233
Adjusted EBITDA	$ (26,024)	**$ (20,172)**	$ 5,852
Total legal expense	9,820	**11,346**	1,526
Adjusted EBITDA excluding total legal expense	$ (16,204)	**$ (8,826)**	$ 7,378

2019 Adjusted EBITDA excluding legal expense was a loss of ($8.8) million, a $7.4 million improvement YoY. The YoY improvement was driven by higher sales and gross margins.

(1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Nestle Supply and License Agreement

Market Size – 2018 Est.



~$2.0Bil
61%
39%

- Few major players
- Nestlé Health Science has a significant share



~$16Bil
76%
24%
U.S.
International

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over slightly more than 4 years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein-based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing
  - Nestlé had an exit clause if technical feasibility was not achieved by the end of 2019. This clause has expired.

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com


TRU
NIAGEN
300mg
TRU
NIAGEN
300mg

Contact Info

Brianna Gerber
Vice President of FP&A and Investor Relations
T: +1.949.419.0288 ext. 127
BriannaG@chromadex.com
www.chromadex.com

Where to buy TRU NIAGEN®
www.truniagen.com
www.amazon.com